Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Union Security Insurance Company Variable Account C
and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts of Variable Account C of Union Security Insurance Company (the “Account”) listed in Note 1 (collectively, the “Sub-Accounts”), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Hartford, Connecticut

April 16, 2026

We have served as the auditor of Variable Account C of Union Security Insurance Company since 2002.

SA-1

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2025

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	8,167,808	1,645,265	568,327	38,768,877	2,005,866
Cost	$8,167,808	$42,554,608	$27,240,634	$639,422,132	$43,534,667
Fair value	$8,167,808	$48,173,346	$30,252,020	$899,050,261	$45,874,161
Due from Sponsor Company	547	7,422	1,632	—	—
Receivable for fund shares sold	—	—	—	161,361	4,417

Total assets	8,168,355	48,180,768	30,253,652	899,211,622	45,878,578

Liabilities:
Due to Sponsor Company	—	—	—	161,361	4,417
Payable for fund shares purchased	547	7,422	1,632	—	—

Total liabilities	547	7,422	1,632	161,361	4,417

Net assets:
For contract liabilities	$8,167,808	$48,173,346	$30,252,020	$899,050,261	$45,874,161

Deferred contracts in the accumulation period:
Units owned by participants #	750,301	608,149	301,933	7,210,835	809,802
Contract liability	$8,167,808	$48,173,346	$30,252,020	$899,050,261	$45,874,161

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-2

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2025

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	2,177,237	3,871,728	52,267	1,579,883	1,013,638
Cost	$33,312,376	$88,142,137	$4,181,963	$17,283,369	$10,275,293
Fair value	$44,785,761	$95,167,076	$4,878,097	$15,151,078	$10,470,882
Due from Sponsor Company	—	—	258	3,416	4,461
Receivable for fund shares sold	47,586	84,006	—	—	—

Total assets	44,833,347	95,251,082	4,878,355	15,154,494	10,475,343

Liabilities:
Due to Sponsor Company	47,586	84,006	—	—	—
Payable for fund shares purchased	—	—	258	3,416	4,461

Total liabilities	47,586	84,006	258	3,416	4,461

Net assets:
For contract liabilities	$44,785,761	$95,167,076	$4,878,097	$15,151,078	$10,470,882

Deferred contracts in the accumulation period:
Units owned by participants #	1,008,585	917,970	89,773	456,175	609,427
Contract liability	$44,785,761	$95,167,076	$4,878,097	$15,151,078	$10,470,882

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-3

Variable Account C
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2025

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account
Assets:
Investments:
Number of shares	3,298,623	1,527,786
Cost	$87,136,681	$48,622,450
Fair value	$127,293,850	$35,444,643
Due from Sponsor Company	23,417	—
Receivable for fund shares sold	—	15,653

Total assets	127,317,267	35,460,296

Liabilities:
Due to Sponsor Company	—	15,653
Payable for fund shares purchased	23,417	—

Total liabilities	23,417	15,653

Net assets:
For contract liabilities	$127,293,850	$35,444,643

Deferred contracts in the accumulation period:
Units owned by participants #	4,744,136	2,882,837
Contract liability	$127,293,850	$35,444,643

# Rounded units

The accompanying notes are an integral part of these financial statements.
SA-4

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2025

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$261,084	$913,964	$189,510	$3,591,317	$690,274

Expenses:
Administrative charges	(12,931)	(89,614)	(50,604)	(1,713,834)	(73,349)
Mortality and expense risk charges	(43,536)	(305,746)	(170,189)	(5,920,143)	(243,504)
Total Expenses	(56,467)	(395,360)	(220,793)	(7,633,977)	(316,853)
Net investment income (loss)	204,617	518,604	(31,283)	(4,042,660)	373,421

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	508,453	260,686	20,180,628	267,903
Net realized gain distributions	—	4,420,465	3,419,819	84,639,293	6,825,101
Change in unrealized appreciation (depreciation)	—	(470,212)	(163,577)	7,274,129	(766,050)
Net gain (loss) on investments	—	4,458,706	3,516,928	112,094,050	6,326,954

Net increase (decrease) in net assets resulting from operations	$204,617	$4,977,310	$3,485,645	$108,051,390	$6,700,375

The accompanying notes are an integral part of these financial statements.
SA-5

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2025

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment Income:
Dividends	$689,250	$2,555,827	$57,167	$804,198	$532,282

Expenses:
Administrative charges	(81,560)	(156,274)	(6,172)	(26,869)	(17,827)
Mortality and expense risk charges	(270,119)	(520,465)	(20,480)	(89,777)	(60,626)
Total Expenses	(351,679)	(676,739)	(26,652)	(116,646)	(78,453)
Net investment income (loss)	337,571	1,879,088	30,515	687,552	453,829

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	720,645	879,684	126,027	(168,432)	35,556
Net realized gain distributions	324,913	16,177,178	627,284	—	—
Change in unrealized appreciation (depreciation)	9,134,676	(13,653,259)	(443,429)	409,244	(105,362)
Net gain (loss) on investments	10,180,234	3,403,603	309,882	240,812	(69,806)

Net increase (decrease) in net assets resulting from operations	$10,517,805	$5,282,691	$340,397	$928,364	$384,023

The accompanying notes are an integral part of these financial statements.
SA-6

Variable Account C
Union Security Insurance Company
Statements of Operations
For the Period Ended December 31, 2025

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account

Investment Income:
Dividends	$1,368,795	$—

Expenses:
Administrative charges	(218,575)	(43,390)
Mortality and expense risk charges	(724,385)	(142,758)
Total Expenses	(942,960)	(186,148)
Net investment income (loss)	425,835	(186,148)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3,091,486	(662,972)
Net realized gain distributions	6,831,680	6,790,583
Change in unrealized appreciation (depreciation)	8,241,855	(6,273,196)
Net gain (loss) on investments	18,165,021	(145,585)

Net increase (decrease) in net assets resulting from operations	$18,590,856	$(331,733)

The accompanying notes are an integral part of these financial statements.
SA-7

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2025

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$204,617	$518,604	$(31,283)	$(4,042,660)	$373,421
Net realized gain (loss) on security transactions	—	508,453	260,686	20,180,628	267,903
Net realized gain distributions	—	4,420,465	3,419,819	84,639,293	6,825,101
Change in unrealized appreciation (depreciation)	—	(470,212)	(163,577)	7,274,129	(766,050)
Net increase (decrease) in net assets resulting from operations	204,617	4,977,310	3,485,645	108,051,390	6,700,375

Unit transactions:
Purchases	199,371	1,648,956	700,085	12,224,451	1,013,161
Net transfers	3,117,096	253,220	(640,030)	(2,479,820)	133,594
Surrenders for benefit payments and fees	(638,064)	(1,656,766)	(1,084,238)	(33,446,833)	(1,607,913)
Other transactions	(103)	—	25	(132)	25
Death benefits	—	(531,687)	(171,027)	(8,327,491)	(177,688)
Net loan activity	(15,808)	(65,827)	(145,201)	(4,906,878)	(234,610)
Cost of insurance	(331,630)	(2,473,386)	(1,153,578)	(23,819,456)	(1,745,023)
Net increase (decrease) in net assets resulting from unit transactions	2,330,862	(2,825,490)	(2,493,964)	(60,756,159)	(2,618,454)
Net increase (decrease) in net assets	2,535,479	2,151,820	991,681	47,295,231	4,081,921

Net assets:
Beginning of period	5,632,329	46,021,526	29,260,339	851,755,030	41,792,240
End of period	$8,167,808	$48,173,346	$30,252,020	$899,050,261	$45,874,161

The accompanying notes are an integral part of these financial statements.
SA-8

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2025

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$337,571	$1,879,088	$30,515	$687,552	$453,829
Net realized gain (loss) on security transactions	720,645	879,684	126,027	(168,432)	35,556
Net realized gain distributions	324,913	16,177,178	627,284	—	—
Change in unrealized appreciation (depreciation)	9,134,676	(13,653,259)	(443,429)	409,244	(105,362)
Net increase (decrease) in net assets resulting from operations	10,517,805	5,282,691	340,397	928,364	384,023

Unit transactions:
Purchases	1,380,906	2,431,746	152,740	772,022	868,852
Net transfers	(878,100)	222,413	(41,186)	224,798	446,193
Surrenders for benefit payments and fees	(1,641,900)	(3,610,732)	(301,251)	(352,046)	(633,942)
Other transactions	—	—	—	—	77
Death benefits	(193,119)	(999,177)	(62,480)	(62,851)	(47,758)
Net loan activity	(165,473)	(252,163)	(36,395)	(74,754)	(34,931)
Cost of insurance	(1,746,036)	(3,447,240)	(223,020)	(1,007,038)	(971,192)
Net increase (decrease) in net assets resulting from unit transactions	(3,243,722)	(5,655,153)	(511,592)	(499,869)	(372,701)
Net increase (decrease) in net assets	7,274,083	(372,462)	(171,195)	428,495	11,322

Net assets:
Beginning of period	37,511,678	95,539,538	5,049,292	14,722,583	10,459,560
End of period	$44,785,761	$95,167,076	$4,878,097	$15,151,078	$10,470,882

The accompanying notes are an integral part of these financial statements.
SA-9

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2025

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$425,835	$(186,148)
Net realized gain (loss) on security transactions	3,091,486	(662,972)
Net realized gain distributions	6,831,680	6,790,583
Change in unrealized appreciation (depreciation)	8,241,855	(6,273,196)
Net increase (decrease) in net assets resulting from operations	18,590,856	(331,733)

Unit transactions:
Purchases	2,340,573	1,116,534
Net transfers	1,249,989	205,514
Surrenders for benefit payments and fees	(5,717,918)	(1,115,251)
Other transactions	(312)	114
Death benefits	(671,311)	(135,309)
Net loan activity	(391,358)	(220,691)
Cost of insurance	(3,999,069)	(1,574,729)
Net increase (decrease) in net assets resulting from unit transactions	(7,189,406)	(1,723,818)
Net increase (decrease) in net assets	11,401,450	(2,055,551)

Net assets:
Beginning of period	115,892,400	37,500,194
End of period	$127,293,850	$35,444,643

The accompanying notes are an integral part of these financial statements.
SA-10

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Fidelity® VIP Government Money Market Portfolio (Service Class)	Hartford Balanced HLS Fund (Class IA)	Hartford Capital Appreciation HLS Fund (Class IA)	Hartford Disciplined Equity HLS Fund (Class IA)	Hartford Dividend and Growth HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$225,938	$511,392	$1,849	$(2,431,026)	$488,200
Net realized gain (loss) on security transactions	—	662,277	262,510	18,883,463	458,277
Net realized gain distributions	—	3,052,177	1,172,865	34,881,743	2,808,895
Change in unrealized appreciation (depreciation)	—	246,427	3,728,515	122,733,770	884,438
Net increase (decrease) in net assets resulting from operations	225,938	4,472,273	5,165,739	174,067,950	4,639,810

Unit transactions:
Purchases	196,824	1,710,773	768,952	12,754,246	1,107,720
Net transfers	1,694,316	156,812	(533,540)	(2,362,824)	508,442
Surrenders for benefit payments and fees	(1,465,898)	(1,798,548)	(1,291,943)	(34,973,601)	(2,211,126)
Other transactions	(154)	—	45,071	(427)	50
Death benefits	(100,784)	(568,789)	(142,246)	(8,402,609)	(408,287)
Net loan activity	(6,050)	(291,677)	98,721	(3,710,092)	110
Cost of insurance	(321,421)	(2,523,898)	(1,202,346)	(23,964,086)	(1,846,068)
Net increase (decrease) in net assets resulting from unit transactions	(3,167)	(3,315,327)	(2,257,331)	(60,659,393)	(2,849,159)
Net increase (decrease) in net assets	222,771	1,156,946	2,908,408	113,408,557	1,790,651

Net assets:
Beginning of period	5,409,558	44,864,580	26,351,931	738,346,473	40,001,589
End of period	$5,632,329	$46,021,526	$29,260,339	$851,755,030	$41,792,240

The accompanying notes are an integral part of these financial statements.
SA-11

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	Hartford International Opportunities HLS Fund (Class IA)	Hartford Small Cap Growth HLS Fund (Class IA)	Hartford Stock HLS Fund (Class IA)	Hartford Total Return Bond HLS Fund (Class IA)	Hartford Ultrashort Bond HLS Fund (Class IA)
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$253,206	$(436,738)	$52,450	$418,846	$372,045
Net realized gain (loss) on security transactions	200,644	1,393,974	152,196	(226,173)	47,693
Net realized gain distributions	—	—	152,262	—	—
Change in unrealized appreciation (depreciation)	2,272,109	9,927,908	53,347	42,854	35,512
Net increase (decrease) in net assets resulting from operations	2,725,959	10,885,144	410,255	235,527	455,250

Unit transactions:
Purchases	1,399,628	2,539,430	148,730	793,035	934,813
Net transfers	340,807	354,575	(142,669)	603,275	121,968
Surrenders for benefit payments and fees	(1,565,850)	(4,465,949)	(224,033)	(771,785)	(519,264)
Other transactions	79	51	—	—	50
Death benefits	(301,746)	(868,136)	(2,540)	(130,259)	(165,417)
Net loan activity	107,708	(427,474)	(1)	(37,778)	(8,770)
Cost of insurance	(1,677,064)	(3,654,616)	(235,235)	(1,041,905)	(1,027,021)
Net increase (decrease) in net assets resulting from unit transactions	(1,696,438)	(6,522,119)	(455,748)	(585,417)	(663,641)
Net increase (decrease) in net assets	1,029,521	4,363,025	(45,493)	(349,890)	(208,391)

Net assets:
Beginning of period	36,482,157	91,176,513	5,094,785	15,072,473	10,667,951
End of period	$37,511,678	$95,539,538	$5,049,292	$14,722,583	$10,459,560

The accompanying notes are an integral part of these financial statements.
SA-12

Variable Account C
Union Security Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2024

	BlackRock S&P 500 Index V.I. Fund (Class I)	Hartford MidCap HLS Fund (Class IA)
	Sub-Account	Sub-Account
Operations:
Net investment income (loss)	$558,277	$(196,452)
Net realized gain (loss) on security transactions	2,162,112	(668,594)
Net realized gain distributions	4,697,198	893,349
Change in unrealized appreciation (depreciation)	15,058,918	2,074,699
Net increase (decrease) in net assets resulting from operations	22,476,505	2,103,002

Unit transactions:
Purchases	2,357,452	1,221,003
Net transfers	4,531,317	(111,047)
Surrenders for benefit payments and fees	(4,302,154)	(1,610,338)
Other transactions	170	(101)
Death benefits	(550,365)	(231,461)
Net loan activity	(371,748)	(40,840)
Cost of insurance	(3,961,176)	(1,646,472)
Net increase (decrease) in net assets resulting from unit transactions	(2,296,504)	(2,419,256)
Net increase (decrease) in net assets	20,180,001	(316,254)

Net assets:
Beginning of period	95,712,399	37,816,448
End of period	$115,892,400	$37,500,194

The accompanying notes are an integral part of these financial statements.
SA-13

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
1. Organization:

Variable Account C (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

In 2025, the Account was comprised of the following Sub-Accounts:

Fidelity® VIP Government Money Market Portfolio (Service Class)
Hartford Balanced HLS Fund (Class IA)
Hartford Capital Appreciation HLS Fund (Class IA)
Hartford Disciplined Equity HLS Fund (Class IA)
Hartford Dividend and Growth HLS Fund (Class IA)
Hartford International Opportunities HLS Fund (Class IA)
Hartford Small Cap Growth HLS Fund (Class IA)
Hartford Stock HLS Fund (Class IA)
Hartford Total Return Bond HLS Fund (Class IA)
Hartford Ultrashort Bond HLS Fund (Class IA)
BlackRock S&P 500 Index V.I. Fund (Class I)
Hartford MidCap HLS Fund (Class IA)

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. The Account may invest in one or more share classes of a fund. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are recorded at fair value and are reflected in the Statements of Changes in Net Assets as a net transfer and purchases and sales in Note 4. There were no mergers during the period ended December 31, 2025.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The following is a summary of significant accounting policies of the Account, which are in accordance with U.S. GAAP:

a)    Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date depending on the Funds and are reinvested in additional shares of the Funds. Net realized gain distributions are accrued as of the ex-

SA-14

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):
dividend date and are reinvested in additional shares of the Funds. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)    Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c)    Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)    Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e)    Mortality Risk - The mortality risk is fully borne by the Sponsor Company. In the event of a death, any contractual payments due in excess of the contract owner account value are the obligation of the Sponsor Company. The transfer of the existing contract owner account value is included in ‘Death benefits’ on the accompanying Statements of Changes in Net Assets.

f)    Fair Value Measurements - The Sub-Accounts’ investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2025 closing net asset value as determined by the appropriate fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account can access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2025, the Sub-Accounts invest in mutual funds that are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts.

g)    Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2020 tax year with the exception of net operating loss (“NOL”) carryforwards utilized in open tax years and the Sponsor Company is not currently under examination for any open years. Management evaluates whether or not

SA-15

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
2. Significant Accounting Policies (continued):
there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2025.

h)    Segment Reporting - The Management Committee of The Sponsor Company evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that each Sub-Account acts as an operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)    Cost of Insurance - In accordance with terms of the contracts, the Sponsor Company makes deductions for costs of insurance charges ("COI"), which relate to the death benefit component of the contract. The COI is calculated based on several factors including age, gender, risk class, timing of premium payments, investment performance of the Sub-Account, the death benefit amount, fees and charges assessed and outstanding policy loans. Because a contract’s account value and death benefit may vary from month to month, the cost of insurance charge may also vary. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are included on the accompanying Statements of Changes in Net Assets.

b)    Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable life contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.00% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying Statements of Operations as a reduction in unit value.

c)    Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum fee of 3.00% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Surrenders for benefit payments and fees’ on the accompanying Statements of Changes in Net Assets.

d)    Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a fee ranging from $5.00 per $1,000 of face amount to $11.50 plus $0.13 per $1,000 of face amount. The Sponsor Company will also make monthly deductions of $4.00 for policy value advances recovery charges. These charges are deducted through the redemption of units from applicable contract owners' accounts and are included in cost of insurance on the accompanying Statements of Changes in Net Assets. The Company will also make a daily deduction at an annual rate of 0.35% as a sales charge. These charges are a reduction in unit value which are reflected in the accompanying Statements of Operations.

e)    Maintenance Fees - The Sponsor Company may charge an asset based monthly expense against the Sub- Accounts’ average daily net assets. This charge cannot exceed 1.20% in each contract year. These fees are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets.

SA-16

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
3. Administration of the Account and Related Charges (continued):
f)    Rider Charges - The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying Statements of Operations or ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets. The various rider charges are as follows:

Rider Name	Increment	$ or %
Policy Value Advances Recovery Charge	monthly deductions of $4.00 plus a daily deduction at an annual rate of 0.27% of the policy value invested	$4.00 plus 0.27%
Guaranteed Death Benefit	monthly, per $1,000 of face value	0.06%*
Single Life Waiver of Monthly Deductions	monthly, per $1,000 of amount at risk	$0.52670*
Joint Waiver of Monthly Deductions	monthly, per $1,000 of amount at risk	$1.05*
Single Life Waivers of Selected Amount	monthly, per $100 of selected amount	$2.0083*
Joint Waiver of Selected Amount	monthly, per $100 of selected amount	$3.53266*
Second-to-Die Term Life Rider	monthly, per $1,000 of benefit	$83.333*
First-to-Die Term Life Rider	monthly, per $1,000 of benefit	$83.3333*
Estate Protection Rider	monthly, per $1,000 of benefit	$83.3333*
Additional Insured Rider	monthly, per $1,000 of benefit	$27.1472*
Primary Insured Rider	monthly, per $1,000 of benefit	$326.09*
Child Insurance Rider	monthly, per $1,000 of benefit	$6.50*
Accelerated Benefit Rider	At the time of receipt of a benefit or when benefit is exercised. Charge is an interest discount of the accelerated benefit plus an administrative charge	10% interest discount plus $300.00*
* Maximum charge

g)    Issue Charges - The Sponsor Company may make deductions to cover issue expenses at a fee of $0.10 per $1,000 of the initial face value of the policy. These charges are deducted through the redemption of units from applicable contract owners’ accounts and are reflected in ‘Cost of insurance’ on the accompanying Statements of Changes in Net Assets.

h)    Transactions with Related Parties - There were no transactions with related parties during the period ended December 31, 2025.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments, excluding distributions received and reinvested, for the period ended December 31, 2025 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Fidelity® VIP Government Money Market Portfolio (Service Class)	$3,388,252	$1,113,857
Hartford Balanced HLS Fund (Class IA)	512,178	3,733,027
Hartford Capital Appreciation HLS Fund (Class IA)	215,599	2,930,355
Hartford Disciplined Equity HLS Fund (Class IA)	492,568	68,882,702
Hartford Dividend and Growth HLS Fund (Class IA)	619,707	3,555,016
Hartford International Opportunities HLS Fund (Class IA)	577,550	4,172,952
Hartford Small Cap Growth HLS Fund (Class IA)	762,263	7,094,156
Hartford Stock HLS Fund (Class IA)	150,947	689,192
Hartford Total Return Bond HLS Fund (Class IA)	520,455	1,136,970
Hartford Ultrashort Bond HLS Fund (Class IA)	906,346	1,357,499
BlackRock S&P 500 Index V.I. Fund (Class I)	2,121,625	10,253,991
Hartford MidCap HLS Fund (Class IA)	679,921	2,589,886

SA-17

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2025 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	310,070	97,497	212,573
Hartford Balanced HLS Fund (Class IA)	8,062	46,334	(38,272)
Hartford Capital Appreciation HLS Fund (Class IA)	2,801	29,809	(27,008)
Hartford Disciplined Equity HLS Fund (Class IA)	6,941	529,038	(522,097)
Hartford Dividend and Growth HLS Fund (Class IA)	13,768	64,490	(50,722)
Hartford International Opportunities HLS Fund (Class IA)	15,527	98,580	(83,053)
Hartford Small Cap Growth HLS Fund (Class IA)	9,615	67,096	(57,481)
Hartford Stock HLS Fund (Class IA)	3,264	13,952	(10,688)
Hartford Total Return Bond HLS Fund (Class IA)	18,164	32,484	(14,320)
Hartford Ultrashort Bond HLS Fund (Class IA)	54,532	75,220	(20,688)
BlackRock S&P 500 Index V.I. Fund (Class I)	91,792	393,328	(301,536)
Hartford MidCap HLS Fund (Class IA)	59,177	199,381	(140,204)

The changes in units outstanding for the period ended December 31, 2024 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Government Money Market Portfolio (Service Class)	197,001	198,566	(1,565)
Hartford Balanced HLS Fund (Class IA)	5,280	58,463	(53,183)
Hartford Capital Appreciation HLS Fund (Class IA)	8,353	34,774	(26,421)
Hartford Disciplined Equity HLS Fund (Class IA)	11,954	605,976	(594,022)
Hartford Dividend and Growth HLS Fund (Class IA)	22,472	81,854	(59,382)
Hartford International Opportunities HLS Fund (Class IA)	32,659	80,868	(48,209)
Hartford Small Cap Growth HLS Fund (Class IA)	5,954	74,744	(68,790)
Hartford Stock HLS Fund (Class IA)	2,491	11,488	(8,997)
Hartford Total Return Bond HLS Fund (Class IA)	26,218	43,027	(16,809)
Hartford Ultrashort Bond HLS Fund (Class IA)	40,460	79,116	(38,656)
BlackRock S&P 500 Index V.I. Fund (Class I)	236,165	346,165	(110,000)
Hartford MidCap HLS Fund (Class IA)	60,463	261,209	(200,746)

SA-18

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights:
The following is a summary of units outstanding, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios for each of the periods presented for each Sub-Account that had outstanding units as of and for the period ended December 31, 2025. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios. Investment income and total return ratios are calculated for the period the Sub-Account is active, while the expense ratio is annualized.

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Fidelity® VIP Government Money Market Portfolio (Service Class)
2025	750,301	$10.26	to	$12.13	$8,167,808	—%	to	1.35%	3.91%	to	3.98%	2.64%	to	4.03%
2024	537,728	10.00	to	11.66	5,632,329	—	to	1.35	4.86	to	4.91	3.58	to	5.00
2023	539,293	9.65	to	11.10	5,409,558	—	to	1.35	4.66	to	4.67	3.39	to	4.79
2022	665,697	9.33	to	10.59	6,450,810	—	to	1.35	1.30	to	1.35	0.01	to	1.36
2021	705,799	9.33	to	10.45	6,831,934	—	to	1.35	0.01	to	0.01	(1.33)	to	0.01

Hartford Balanced HLS Fund (Class IA)
2025	608,149	50.19	to	55.87	48,173,346	—	to	1.35	1.94	to	1.96	10.63	to	12.14
2024	646,421	44.76	to	50.50	46,021,526	—	to	1.35	1.94	to	1.97	9.71	to	11.21
2023	699,604	40.25	to	46.03	44,864,580	—	to	1.35	1.88	to	1.91	13.24	to	14.78
2022	751,185	35.07	to	40.64	42,299,846	—	to	1.35	1.80	to	1.80	(14.58)	to	(13.42)
2021	795,736	40.50	to	47.58	52,360,752	—	to	1.35	1.01	to	1.01	18.04	to	19.64

Hartford Capital Appreciation HLS Fund (Class IA)
2025	301,933	88.44	to	120.52	30,252,020	—	to	1.35	0.65	to	0.65	12.20	to	13.72
2024	328,941	78.82	to	105.98	29,260,339	—	to	1.35	0.76	to	0.78	19.56	to	21.19
2023	355,362	65.93	to	87.45	26,351,931	—	to	1.35	0.88	to	0.88	18.40	to	20.00
2022	377,234	55.69	to	72.87	23,508,292	—	to	1.35	0.92	to	0.93	(16.43)	to	(15.30)
2021	406,781	66.64	to	86.04	30,192,855	—	to	1.35	0.47	to	0.47	13.22	to	14.76

Hartford Disciplined Equity HLS Fund (Class IA)
2025	7,210,835	84.94	to	101.21	899,050,261	—	to	1.35	0.42	to	0.42	12.79	to	14.32
2024	7,732,932	74.30	to	89.73	851,755,030	—	to	1.35	0.60	to	0.61	23.68	to	25.37
2023	8,326,954	59.26	to	72.55	738,346,473	—	to	1.35	0.83	to	0.83	19.62	to	21.24
2022	8,932,857	48.88	to	60.65	657,976,726	—	to	1.35	0.97	to	1.00	(20.04)	to	(18.96)
2021	9,519,628	60.31	to	75.85	870,907,206	—	to	1.35	0.56	to	0.57	23.83	to	25.52

Hartford Dividend and Growth HLS Fund (Class IA)
2025	809,802	50.48	to	65.95	45,874,161	—	to	1.35	1.62	to	1.62	15.91	to	17.49
2024	860,524	43.55	to	56.13	41,792,240	—	to	1.35	1.90	to	1.94	11.15	to	12.67
2023	919,906	39.18	to	49.82	40,001,589	—	to	1.35	1.56	to	1.59	12.65	to	14.18
2022	979,690	34.78	to	43.63	37,629,851	—	to	1.35	1.68	to	1.71	(10.15)	to	(8.93)
2021	1,032,596	38.71	to	47.92	43,862,679	—	to	1.35	1.28	to	1.30	30.23	to	32.00

Hartford International Opportunities HLS Fund (Class IA)
2025	1,008,585	37.45	to	39.41	44,785,761	—	to	1.35	1.65	to	1.67	28.66	to	30.41
2024	1,091,638	29.11	to	30.22	37,511,678	—	to	1.35	1.53	to	1.55	6.94	to	8.40
2023	1,139,847	27.22	to	27.88	36,482,157	—	to	1.35	1.17	to	1.25	10.22	to	11.72
2022	1,195,745	24.69	to	24.95	34,565,861	—	to	1.35	1.63	to	1.65	(19.24)	to	(18.14)
2021	1,251,497	30.49	to	30.58	44,545,530	—	to	1.35	0.99	to	1.02	6.37	to	7.82

SA-19

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

Sub-Account	Units Outstanding #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford Small Cap Growth HLS Fund (Class IA)
2025	917,970	$75.26	to	$93.15	$95,167,076	—%	to	1.35%	2.85%	to	2.85%	5.40%	to	6.83%
2024	975,451	71.40	to	87.19	95,539,538	—	to	1.35	0.30	to	0.30	11.60	to	13.12
2023	1,044,241	63.98	to	77.07	91,176,513	—	to	1.35	—	to	—	16.84	to	18.42
2022	1,110,962	54.76	to	65.08	82,524,236	—	to	1.35	—	to	—	(29.42)	to	(28.46)
2021	1,164,874	77.58	to	90.97	121,760,962	—	to	1.35	—	to	—	2.62	to	4.02

Hartford Stock HLS Fund (Class IA)
2025	89,773	44.59	to	63.05	4,878,097	—	to	1.35	1.20	to	1.21	6.52	to	7.97
2024	100,461	41.86	to	58.40	5,049,292	—	to	1.35	1.56	to	1.60	7.28	to	8.74
2023	109,458	39.02	to	53.71	5,094,785	—	to	1.35	1.33	to	1.33	6.28	to	7.72
2022	115,535	36.71	to	49.86	5,045,022	—	to	1.35	1.64	to	1.64	(6.41)	to	(5.14)
2021	115,529	39.23	to	52.56	5,380,112	—	to	1.35	0.87	to	1.22	23.30	to	24.98

Hartford Total Return Bond HLS Fund (Class IA)
2025	456,175	23.56	to	28.14	15,151,078	—	to	1.35	5.39	to	5.45	5.86	to	7.30
2024	470,495	22.26	to	26.22	14,722,583	—	to	1.35	3.58	to	3.69	0.95	to	2.33
2023	487,304	22.05	to	25.63	15,072,473	—	to	1.35	3.25	to	4.29	5.54	to	6.97
2022	547,354	20.89	to	23.96	16,030,823	—	to	1.35	2.97	to	3.03	(15.36)	to	(14.21)
2021	566,482	24.68	to	27.93	19,422,803	—	to	1.35	2.39	to	2.41	(2.27)	to	(0.95)

Hartford Ultrashort Bond HLS Fund (Class IA)
2025	609,427	13.23	to	16.96	10,470,882	—	to	1.35	4.96	to	5.07	3.10	to	4.51
2024	630,115	12.84	to	16.23	10,459,560	—	to	1.35	4.29	to	4.47	3.78	to	5.20
2023	668,771	12.37	to	15.42	10,667,951	—	to	1.35	1.13	to	1.51	3.78	to	5.18
2022	737,283	11.92	to	14.66	11,237,271	—	to	1.35	0.22	to	0.22	(1.51)	to	(0.17)
2021	807,627	12.10	to	14.69	12,448,747	—	to	1.35	0.69	to	0.71	(1.52)	to	(0.19)

BlackRock S&P 500 Index V.I. Fund (Class I)
2025	4,744,136	25.73	to	28.54	127,293,850	—	to	1.35	1.14	to	1.16	16.14	to	17.72
2024	5,045,672	22.15	to	24.25	115,892,400	—	to	1.35	1.29	to	1.31	23.15	to	24.83
2023	5,155,672	17.99	to	19.42	95,712,399	—	to	1.35	1.29	to	1.37	24.53	to	26.22
2022	5,499,162	14.44	to	15.39	81,501,226	—	to	1.35	1.45	to	1.47	(19.32)	to	(18.23)
2021	5,842,705	17.90	to	18.82	106,756,501	—	to	1.35	1.28	to	1.31	26.81	to	28.53

Hartford MidCap HLS Fund (Class IA)
2025	2,882,837	11.77	to	12.64	35,444,643	—	to	1.35	—	to	—	(1.71)	to	(0.38)
2024	3,023,041	11.97	to	12.68	37,500,194	—	to	1.35	—	to	—	4.84	to	6.28
2023	3,223,787	11.42	to	11.93	37,816,448	—	to	1.35	0.04	to	0.04	13.34	to	14.87
2022	3,416,164	10.07	to	10.39	35,072,305	—	to	1.35	0.89	to	0.89	(25.32)	to	(24.30)
2021	3,637,294	13.49	to	13.73	49,593,187	—	to	1.35	—	to	—	8.43	to	9.91

SA-20

Variable Account C
Union Security Insurance Company
Notes to Financial Statements
6. Financial Highlights (continued):

*
These represent the annualized contract expenses of the Sub-Account for the period indicated and include only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**
These represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Funds, net of management fees assessed by the Funds’ manager, divided by the average net assets. These ratios exclude those expenses, if any, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Funds in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***
These represent the total return for the period indicated and reflect a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

#	Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

7.    Subsequent Events:

Management has evaluated events subsequent to December 31, 2025 and through April 16, 2026, the date the financial statements were available to be issued, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

SA-21

Union Security Insurance Company Statutory Basis Financial Statements as of December 31, 2025 and 2024 and for the Three Years in the Period Ended December 31, 2025, Supplemental Schedules as of and for the Year Ended December 31, 2025, and Independent Auditor’s Report

INDEPENDENT AUDITOR'S REPORT Audit Committee and Stockholder of Union Security Insurance Company Waverly, Iowa Opinions We have audited the statutory basis financial statements of Union Security Insurance Company (the "Company"), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”). Unmodified Opinion on Statutory Basis of Accounting In our opinion, the accompanying statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2. Adverse Opinion on Accounting Principles Generally Accepted in the United States of America In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025. Basis for Opinions We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions. Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive. __________________________________________________________________________________________

Emphasis of Matter As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter. Responsibilities of Management for the Statutory Basis Financial Statements Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued. Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements. In performing an audit in accordance with GAAS, we: • Exercise professional judgment and maintain professional skepticism throughout the audit. • Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements. • Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed. • Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements. • Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. __________________________________________________________________________________________

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit. Report on Supplemental Schedules Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule and reinsurance contract interrogatories as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory basis financial statements as a whole. /s/ Deloitte & Touche LLP Chicago, Illinois March 27, 2026 __________________________________________________________________________________________

Admitted Assets 2025 2024 Cash and invested assets Bonds and notes $ 398,504 $ 501,507 Preferred stocks - unaffiliated 22,625 26,853 Mortgage loans 118,616 121,105 Contract loans 3,283 3,540 Other invested assets 70,579 45,065 Cash, cash equivalents and short-term investments 9,224 9,152 Total cash and invested assets 622,831 707,222 Premiums deferred and uncollected 320 364 Accrued investment income 5,371 6,976 Federal income taxes recoverable 13,620 8,440 Amounts due from reinsurers 3,394 2,452 Receivables from affiliates 40,463 109 Net deferred tax asset 5,693 4,215 Other assets 1,600 1,264 Separate account assets 2,065,889 1,999,822 Total admitted assets $ 2,759,181 $ 2,730,864 UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2025 and 2024 ($ in 000s) See accompanying notes to statutory basis financial statements 4

Liabilities and Capital and Surplus 2025 2024 Liabilities Policy reserves Life insurance and annuity contracts $ 483,381 $ 519,625 Accident and health contracts 3,517 3,622 Liability for deposit-type contracts 16,407 16,181 Policy and contract claims 6,629 8,784 Interest maintenance reserve 20,329 21,200 Asset valuation reserve 16,076 10,456 Reinsurance payable 9,062 8,362 Amount held for others 9,632 8,013 Payable to affiliates 535 1,893 Commissions, expenses, taxes, licenses, and fees accrued 4,673 3,682 Other liabilities 1,150 1,005 Separate account liabilities 2,065,889 1,999,822 Total liabilities 2,637,280 2,602,645 Capital and surplus Capital Common stock, $5 par value, 1,000,000 shares authorized, issued and outstanding 5,000 5,000 Paid-in capital 89,886 79,886 Deferred gains 7,979 12,685 Unassigned surplus 19,036 30,648 Total capital and surplus 121,901 128,219 Total liabilities and capital and surplus $ 2,759,181 $ 2,730,864 UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued December 31, 2025 and 2024 ($ in 000s) See accompanying notes to statutory basis financial statements 5

UNION SECURITY INSURANCE COMPANY
Statutory Basis Statements of Operations
Years Ended December 31, 2025, 2024, and 2023
($ in 000s)

	2025	2024	2023
Income			
Premiums and other considerations			
Life and annuity contracts	$ 1,561	$ 1,766	$ 1,942
Accident and health contracts	180	192	219
Net investment income	33,545	37,769	41,172
Commission and fee income	16,480	16,398	19,885
Other income	787	901	1,263
Total income	52,553	57,026	64,481
Benefits and expenses			
Death and annuity benefits	50,287	53,454	54,891
Disability and accident and health benefits	618	614	765
Interest on deposit-type contracts	2,184	2,641	1,802
Other benefits to policyholders and beneficiaries	2,200	934	940
Surrender benefits	2,543	2,520	3,238
Decrease in policy reserves-life and annuity contracts and accident and health insurance	(36,348)	(36,600)	(37,049)
General insurance expenses	6,330	5,528	9,120
Insurance taxes, licenses, fees, and commissions	9,797	11,750	14,111
Total benefits and expenses	37,611	40,841	47,818
Income before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains (losses)	14,942	16,185	16,663
Dividends to policyholders	522	474	531
Income before federal income tax expense and net realized capital gains (losses)	14,420	15,711	16,132
Federal income tax expense (benefit)	(4,737)	(7,409)	1,845
Income before net realized capital gains (losses)	19,157	23,120	14,287
Net realized capital gains (losses), excluding gains (losses) transferred to IMR, net of tax expense (2025 - $57; 2024 - $284; 2023 - $795) excluding taxes transferred to (from) IMR (2025 - $28; 2024 - ($725); 2023 - $(267))	(719)	653	(9,018)
Net income	$ 18,438	$ 23,773	$ 5,269

See accompanying notes to statutory basis financial statements 6

2025 2024 2023 Capital and surplus at beginning of year $ 128,219 $ 144,796 $ 145,598 Additions (deductions) Net income 18,438 23,773 5,269 Change in unrealized capital gains losses, net of tax (2025 - $1,416; 2024 - $439; 2023 - $2,213) 5,319 1,653 8,320 Change in nonadmitted assets (3,710) (2,328) (2,231) Change in net deferred income tax (6,039) (6,984) 3,892 Change in asset valuation reserve (5,620) (3,160) (2,939) Dividends to stockholder (20,000) (25,000) (8,000) Capital contribution 10,000 - - Amortization of gain on sale (3,777) (3,921) (4,092) Amortization of gain on reinsurance (see Note 7) (929) (610) (1,021) Net deductions (6,318) (16,577) (802) Capital and surplus at end of year $ 121,901 $ 128,219 $ 144,796 UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2025, 2024, and 2023 ($ in 000s) See accompanying notes to statutory basis financial statements 7

2025 2024 2023 Cash from operating activities Premiums and other considerations $ 817 $ 2,168 $ 1,517 Net investment income received 35,705 38,541 42,682 Other income 12,396 14,611 15,105 Policy and contract benefits and dividends paid (60,270) (62,512) (67,575) Operating expenses paid (14,044) (14,421) (23,366) Federal income taxes paid (13,472) (9,600) (8,300) Net cash used in operating activities $ (38,868) $ (31,213) $ (39,937) Cash from investing activities Proceeds from investments sold, matured or repaid Bonds and notes 103,284 83,220 100,020 Mortgage loans 2,489 1,084 722 Other invested assets 5,488 7,968 2,949 Miscellaneous proceeds (expenses) - 12,697 (5) Total investment proceeds 111,261 104,969 105,497 Cost of investments acquired Bonds and notes 13,242 13,000 10,000 Mortgage loans - 40,240 45,950 Other invested assets 25,402 21,671 13,696 Miscellaneous applications 42,186 335 27,793 Total investments acquired 80,830 75,246 97,439 Net (increase) decrease in contract loans 289 315 (650) Net cash provided by investing activities $ 30,720 $ 30,038 $ 8,708 Cash from financing and miscellaneous activities Capital contribution 10,000 - - Borrowed (repaid) funds - 470 (20,777) Dividends to stockholder (2,563) 3 - Other 783 (1,508) 341 Net cash provided (used) in financing and miscellaneous activities $ 8,220 $ (1,035) $ (20,436) UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Cash Flows Years Ended December 31, 2025, 2024, and 2023 ($ in 000s) See accompanying notes to statutory basis financial statements 8

Net change in cash and cash equivalents $ 72 $ (2,210) $ (51,665) Cash and cash equivalents at the beginning of year 9,152 11,362 63,027 Cash and cash equivalents at the end of year $ 9,224 $ 9,152 $ 11,362 Supplemental disclosure of non-cash items: Cash paid for purchase of transferable tax credits $ 12,972 $ 8,000 $ - Non-cash transfer of bonds and stocks as a dividend to stockholder 17,313 24,997 8,000 UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Cash Flows, continued Years Ended December 31, 2025, 2024, and 2023 ($ in 000s) See accompanying notes to statutory basis financial statements 9

Note 1: Nature of Business Union Security Insurance Company (“USIC” or the "Company") is a stock life insurance company domiciled in the State of Iowa as of December 31, 2024 (the Company was previously domiciled in the state of Kansas) and is a wholly-owned subsidiary of CMFG Life Insurance Company ("CMFG Life"), an Iowa life insurance Company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. USIC distributes its products in all states in the U.S. and the District of Columbia, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products as well as traditional life insurance and annuities. The majority of the Company’s 2025 life insurance premiums were generated in California, Texas, Illinois, Florida, Georgia and Minnesota. The majority of the Company’s 2025 annuity deposits were generated in Illinois, Minnesota, Georgia, Ohio, California and Michigan. The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7, Reinsurance. • In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts. • In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company (“Hartford Life”) for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus. In May 2018, Hartford Life was purchased by a group of investors and became Talcott Resolution Life Insurance Company (“Talcott Resolution”). • In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc. The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties. Note 2: Summary of Significant Accounting Policies Basis of Presentation The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 10

GAAP/Statutory Accounting Differences The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP: “Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance. Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities. The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income. Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships. For statutory accounting, the change in fair value of unaffiliated preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income. The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria. For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows. The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics and considers current economic conditions to establish an estimate of lifetime credit losses, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually. For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating. Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 11

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations. Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations. The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate- related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately. Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances. Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP. Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity. The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities. Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting. Certain reinsurance transactions representing the disposal of product lines resulted in gains, which are deferred in unassigned surplus for statutory accounting, and are being amortized to income over the estimated lives of the underlying policies. For GAAP, these deferred gains were eliminated upon the acquisition of USIC due to GAAP purchase accounting. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 12

Use of Estimates The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions. Investments Investments are valued as prescribed by the NAIC. Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan- backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method. Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value. Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy. Other invested assets: Other invested assets include surplus notes carried at amortized cost and a limited partnership. The limited partnership represents an interest in an affiliate, which invests in unaffiliated limited partnerships, and is accounted for using the equity method of accounting with changes in its carrying amount recorded directly to unassigned surplus. Accordingly, the Company’s investment in the limited partnership is carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnership. Due to the timing of the availability of financial statements from the underlying partnerships’ general partners, the underlying limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 13

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income. Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses). Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes. NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2025 and 2024, the Company had no NAIC 5GI bonds and notes. Cash, Cash Equivalents and Short-term Investments Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31. Policy Reserves Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death. Returns of premium beyond the date of death are calculated using standard industry formulas. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds. Tabular interest and tabular cost for life insurance has been determined from the basic data for the calculation of policy reserves. Tabular interest for annuities has been determined by formula. Tabular less actual reserves released has been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 14

Liability for Deposit-Type Contracts The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit. Policy and Contract Claim Reserves Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary. Revenue Recognition Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned. Income Tax Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus. The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets, as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R. Reinsurance Reinsurance premiums, claims and benefits, commission expense reimbursements and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 15

Separate Accounts Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves. Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG are fully ceded to Talcott Resolution. Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statutory basis statements of operations, are included in the life premiums and policy benefits of the Company, respectively. Statutory Valuation Reserves The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, the Company admits the IMR asset until it reaches 10% of adjusted capital and surplus and is included in other assets on the Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus. The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus. Recently Adopted Accounting Standards Update Effective January 1, 2025, the Company adopted updated NAIC guidance related to its bond definition project that clarified the definition of bond investments. The new principles-based bond definition criteria is applied to securities to determine whether they should be classified as long-term bonds, equity securities or other invested assets for statutory reporting purposes. Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an issuer credit obligation or an asset-backed security. Securities with equity-like characteristics or ownership interests are not bonds and are to be reported separately. Upon adoption, the Company did not have any material changes to the classification of investments. The NAIC guidance did not require retrospective adjustment to previously presented amounts. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 16

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2025 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Issuer credit obligations:				
U.S. government obligations	$ 1,031	$ 3	$ (105)	$ 929
Bonds issued by funds representing operating entities	17,703	186	(1,196)	16,693
Corporate bonds	236,687	26,986	(10,240)	253,433
Mortgage loans that qualify as SVO-identified credit tenant loans	4,032	116	(18)	4,130
Municipal bonds - general obligations	7,522	-	(1,633)	5,889
Municipal bonds - special revenue	26,161	-	(7,583)	18,578
Project finance bonds issued by operating entities	5,000	347	-	5,347
Total issuer credit obligations	298,136	27,638	(20,775)	304,999
Asset-backed securities:				
Agency commercial mortgage-backed securities - guaranteed	15,428	-	(2,055)	13,373
Agency commercial mortgage-backed securities - non-guaranteed	4,677	-	(275)	4,402
Agency residential mortgage-backed securities - guaranteed	6,612	10	(197)	6,425
Lease backed securities	313	-	(17)	296
Non-agency CLOS/CBOS/CDOS	25,990	20	(30)	25,980
Non-agency commercial mortgage-backed securities - affiliated	4,081	116	(7)	4,190
Non-agency commercial mortgage-backed securities - unaffiliated	11,909	-	(1,479)	10,430
Non-agency residential mortgage-backed securities - unaffiliated	13,928	42	(3,662)	10,308
Other financial asset-backed securities - non-self-liquidating	4,034	-	(327)	3,707
Other financial asset-backed securities - self-liquidating	11,446	-	(719)	10,727
Other non-financial asset-backed securities - practical expedient	1,950	-	(145)	1,805
Total asset-backed securities	100,368	188	(8,913)	91,643
Total bonds and notes	$ 398,504	$ 27,826	$ (29,688)	$ 396,642

17

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2024 are as follows: Statement Gross Unrealized Value Gains Losses Fair Value U.S. government and agencies $ 1,028 $ 1 $ (156) $ 873 States, territories and possessions 2,408 - (225) 2,183 Political subdivisions of states, territories and possessions 33,086 - (10,420) 22,666 Industrial and miscellaneous 348,957 26,436 (18,035) 357,358 Residential mortgage-backed securities 23,708 56 (5,240) 18,524 Commercial mortgage-backed securities 43,382 121 (7,003) 36,500 Other structured securities 48,938 239 (1,468) 47,709 Total bonds and notes $ 501,507 $ 26,853 $ (42,547) $ 485,813 The statement value and fair value of bonds and notes at December 31, 2025, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity. Statement Value Fair Value Due in one year or less $ 9,516 $ 9,697 Due after one year through five years 34,320 35,343 Due after five years through ten years 60,198 61,091 Due after ten years 194,102 198,869 Residential mortgage-backed securities 20,540 16,732 Commercial mortgage-backed securities 40,128 36,101 Other structured securities 39,700 38,809 Total bonds and notes $ 398,504 $ 396,642 The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from the trust. These bonds have a carrying value of $4,081 and $3,980 and a fair value of $4,190 and $4,054 as of December 31, 2025 and 2024, respectively. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 18

Preferred Stocks – Unaffiliated The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows: Statement Gross Unrealized Preferred Stocks Value Gains Losses Fair Value December 31, 2025 $ 22,625 $ 112 $ - $ 22,737 December 31, 2024 26,853 103 - 26,956 Mortgage Loans The Company’s mortgage loan portfolio consists of commercial mortgage loans, all of which are collateralized by completed properties. At December 31, 2025, the commercial mortgage loan portfolio had an average remaining life of 5.5 years, with all principal due prior to 2044. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 6.9% of the aggregate mortgage loan portfolio balance. The following table provides the current amounts of the mortgage loan portfolio at December 31: 2025 2024 Current $ 118,616 $ 121,105 Total carrying value $ 118,616 $ 121,105 There were no past due amounts or impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2025 and 2024. The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio based on current principal amounts at December 31: 2025 2024 California 17.8% 17.7 % Colorado 9.7 9.5 Texas 9.5 9.4 Florida 7.3 8.1 Ohio 7.2 7.0 Arizona 7.1 7.1 Pennsylvania 6.3 6.3 Idaho 6.0 6.0 Maryland 5.3 5.3 Nevada 5.1 5.1 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 19

The types of properties collateralizing the commercial mortgage loans based on current principal amounts at December 31 are as follows: 2025 2024 Industrial 41.3% 41.1 % Apartment 27.4 27.1 Retail 21.9 21.8 Office 5.6 5.5 Other 3.8 4.5 Total 100.0% 100.0 % The Company had no commitments as of December 31, 2025 or 2024 to lend additional funds to mortgagors whose existing mortgage terms had been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2025 or 2024. Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent credit risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging credit risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2025 and 2024, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries. The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 20

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Loan to value and debt service coverage ratios were as follows at December 31:

Loan to Value	2025 Principal Amount	2025 Average Debt Service Coverage Ratio	2024 Principal Amount	2024 Average Debt Service Coverage Ratio
Less than 65%	$ 99,707	2.62	$ 113,512	2.37
65% to 74%	12,908	1.42	7,593	1.21
75% to 100%	6,001	1.62	-	-
Total	$ 118,616	2.48	$ 121,105	1.79

Limited Partnerships

The Company holds an interest in MCA Fund VI LP, an affiliated limited partnership, which invests in unaffiliated limited partnerships across a diversified mix of private equity, mezzanine, real estate and natural resource funds. The Company's investment in MCA Fund VI LP was $66,085 and $40,571 and the carrying value of the limited partnerships was $65,937 and $40,241 at December 31, 2025 and December 31, 2024, respectively. The Company funded commitments of $25,157 and $20,584 in 2025 and 2024, respectively. MCA Fund VI LP terminates on January 1, 2037, unless extended.

The financial statements of MCA Fund VI LP were not audited at December 31, 2025 or 2024, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships on a lag, based on the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, funded commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships.

The Company's maximum exposure to loss associated with MCA Fund VI LP is $152,655 and $120,251 at December 31, 2025 and 2024, respectively, which is the amount invested plus other commitments and guarantees. As described in Note 10, Commitments and Contingencies, the Company makes commitments to limited partnerships in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to MCA Fund VI LP during the year ended December 31, 2025 and 2024.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2025	2024
Money market mutual funds	$ 7,518	$ 7,841
Cash	1,706	1,311
Total cash, cash equivalents and short-term investments	$ 9,224	$ 9,152

21

Accrued Investment Income Sources of accrued investment income as of December 31 are shown in the table below. 2025 2024 Bonds and notes $ 4,628 $ 6,158 Mortgage loans 555 561 Preferred stocks - unaffiliated - 151 Contract loans 59 71 Cash and cash equivalents 129 35 Total accrued investment income $ 5,371 $ 6,976 Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2025 or 2024 on this basis. Net Investment Income Sources of net investment income for the years ended December 31 are summarized as follows: 2025 2024 2023 Bonds and notes $ 24,832 $ 30,711 $ 36,038 Preferred stocks - unaffiliated 1,449 1,610 1,653 Mortgage loans 6,907 5,825 2,652 Contract loans 162 140 214 Other invested assets 368 388 552 Cash and cash equivalents 643 633 599 Other 127 208 578 Gross investment income 34,488 39,515 42,286 Less investment expenses 943 1,746 1,114 Net investment income $ 33,545 $ 37,769 $ 41,172 Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees. Total net investment income recognized as a result of prepayment penalties or acceleration fees was $288 for the year ended December 31, 2024. There was no net investment income recognized as a result of prepayment penalties or acceleration fees for the years ended December 31, 2025 and 2023. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 22

Net Realized Capital Gains (Losses) Net realized capital gains (losses) for the years ended December 31 are summarized as follows: 2025 2024 2023 Bonds and notes: Gross gains from sales $ 5,053 $ 5,394 $ 1,104 Gross losses from sales (909) (1,059) (260) Other (4,296) (882) 799 Preferred stocks - unaffiliated: Gross losses from sales - - (361) Other (614) - - Limited partnerships: Gross gains from distributions - 212 205 Derivative financial instruments - - (8,705) Net realized capital gains (losses) before taxes and transfer to IMR (766) 3,665 (7,218) Tax on net realized capital gains (losses) (85) 441 (527) Transfer to IMR 132 (3,453) (1,273) Net realized capital gains (losses) $ (719) $ 653 $ (9,018) Proceeds from the sale of bonds and notes were $77,836, $54,652, and $21,209 in 2025, 2024, and 2023, respectively. Proceeds from the sale of stocks was $1,811 in 2023. There were no proceeds from the sale of stocks in 2025 or 2024. Other-Than-Temporary Impairments of Investments Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to: • The existence of any plans to sell the investment security. • The extent to which fair value is less than statement value. • The underlying reason for the decline in fair value (credit concerns, interest rates, etc.). • The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis. • For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value. • The Company’s ability to recover all amounts due according to the contractual terms of the agreements. • The Company’s collateral position, in the case of bankruptcy or restructuring. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 23

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan- backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows. For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other- than-temporary, the amount is recorded as a net realized capital loss. For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital loss is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading. Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2025. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant. The Company did not recognize any OTTI on loan-backed and structured securities during 2025, 2024, and 2023 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis. The Company recognized no credit related OTTI on loan-backed securities in 2025. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 24

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Net Unrealized Capital Gains (Losses)

Information regarding the Company's bonds and notes with unrealized losses at December 31, 2025 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position					
	Less Than Twelve Months		Twelve Months or Greater		Total December 31, 2025	
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Issuer credit obligations	$ 19,967	$ (827)	$ 81,343	$ (19,948)	$ 101,310	$ (20,775)
Asset-backed securities	11,940	(201)	63,974	(8,712)	75,914	(8,913)
Total bonds and notes	31,907	(1,028)	145,317	(28,660)	177,224	(29,688)
Total temporarily impaired securities	$ 31,907	$ (1,028)	$ 145,317	$ (28,660)	$ 177,224	$ (29,688)

At December 31, 2025, the Company owned 149 bonds and notes with a fair value of $177,224 in an unrealized investment loss position. There were 121 bonds and notes with a fair value of $145,317 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 16.5% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2025 and which are rated "investment grade" based on having an NAIC rating of 1 or 2 is $173,333 or 97.8% of the total fair value of all bonds and notes with unrealized losses at December 31, 2025. Total unrealized losses on investment grade bonds and notes were $29,237 at December 31, 2025.

25

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company's bonds and notes and stocks with unrealized losses at December 31, 2024 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position					
	Less Than Twelve Months		Twelve Months or Greater		Total December 31, 2024	
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government and agencies	$ -	$ -	$ 818	$ (156)	$ 818	$ (156)
States, territories and possessions	-	-	2,183	(225)	2,183	(225)
Political subdivisions of states, territories and possessions	-	-	22,667	(10,420)	22,667	(10,420)
Industrial and miscellaneous	33,485	(1,028)	80,653	(17,007)	114,138	(18,035)
Residential mortgage-backed	107	(2)	17,787	(5,238)	17,894	(5,240)
Commercial mortgage-backed	2,018	(47)	32,446	(6,956)	34,464	(7,003)
Other structured securities	155	-	20,637	(1,468)	20,792	(1,468)
Total temporarily impaired securities	$ 35,765	$ (1,077)	$ 177,191	$ (41,470)	$ 212,956	$ (42,547)

At December 31, 2024, the Company owned 202 bonds and notes with a fair value of $212,956 in an unrealized investment loss position. There were 155 bonds and notes with a fair value of $177,191 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 19.0% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2024 and which are rated "investment grade" based on having an NAIC rating of 1 or 2 is $205,343 or 96.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2024. Total unrealized losses on investment grade bonds and notes were $41,603 at December 31, 2024.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

26

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Restricted Assets

As of December 31, 2025 and 2024, the Company has securities that were restricted or on deposit with government authorities as required by law to satisfy regulatory requirements or with trustees as required by reinsurance agreements.

Restricted assets by category as of December 31 are as follows:

	2025			2024		
	Total Admitted Restricted	Restricted to Total Assets	Restricted to Total Admitted Assets	Total Admitted Restricted	Restricted to Total Assets	Restricted to Total Admitted Assets
On deposit with states and other regulatory bodies	$ 8,465	0.3%	0.3%	$ 5,705	0.2%	0.2%
Pledged as collateral not captured in other categories	232,515	8.4%	8.4%	318,899	11.6%	11.7%
Total restricted assets	$ 240,980	8.7%	8.7%	$ 324,604	11.8%	11.9%

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

- Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.
- Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
- Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

27

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Valuation Process The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued. The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate. For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions. Transfers Between Levels There were no transfers between levels in 2025 and 2024. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 28

Fair Value Measurement The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2025. Assets, at Fair Value Level 1 Level 2 Level 3 Total Issuer credit obligations $ - $ 3,443 $ - $ 3,443 Preferred stock - unaffiliated - 21,831 - 21,831 Cash equivalents 7,518 - - 7,518 Separate account assets 2,040,258 25,231 - 2,065,489 Total assets $ 2,047,776 $ 50,505 $ - $ 2,098,281 The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2024. Assets, at Fair Value Level 1 Level 2 Level 3 Total Preferred stock - unaffiliated $ - $ 26,057 $ - $ 26,057 Cash equivalents 7,841 - - 7,841 Separate account assets 1,958,608 40,515 - 1,999,123 Total assets $ 1,966,449 $ 66,572 $ - $ 2,033,021 The Company had no liabilities measured at fair value on a recurring basis as of December 31, 2025 and 2024. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 29

Fair Value Measurement of Financial Instruments The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2025. Carrying Amount Fair Value Level 1 Level 2 Level 3 Financial instruments recorded as assets: Issuer credit obligations $ 298,136 $ 304,999 $ - $ 304,999 $ - Asset-backed securities 100,368 91,643 - 86,453 5,190 Preferred stocks - unaffiliated 22,625 22,737 - 22,737 - Mortgage loans 118,616 119,776 - - 119,776 Cash equivalents and short-term investments 7,518 7,518 7,518 - - Other invested assets 4,494 5,381 - 5,381 - Contract loans 3,283 3,670 - - 3,670 Separate account assets 2,065,889 2,065,489 2,040,258 25,231 - Financial instruments recorded as liabilities: Deposit-type contracts 16,407 17,043 - 17,043 - Annuity contracts 14,781 15,354 - 15,354 - Separate account liabilities 2,065,889 2,065,489 2,040,258 25,231 - The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2024. Carrying Amount Fair Value Level 1 Level 2 Level 3 Financial instruments recorded as assets: Bonds and notes $ 501,507 $ 485,813 $ - $ 481,759 $ 4,054 Preferred stocks - unaffiliated 26,853 26,956 - 26,956 - Mortgage loans 121,105 118,368 - - 118,368 Cash equivalents and short-term investments 7,841 7,841 7,841 - - Other invested assets 4,494 5,371 - 5,371 - Contract loans 3,540 4,047 - - 4,047 Separate account assets 1,999,822 1,999,123 1,958,608 40,515 - Financial instruments recorded as liabilities: Deposit-type contracts 16,181 13,426 - 13,426 - Annuity contracts 15,158 12,577 - 12,577 - Separate account liabilities 1,999,822 1,999,123 1,958,608 40,515 - UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 30

The carrying amounts for accrued investment income and certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above. Determination of Fair Values The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level: Level 1 Measurements Cash equivalents and short-term investments: Consists of money market mutual funds which are valued based on the closing price as of December 31. Separate account assets and liabilities: Consists of mutual funds. Valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets. Level 2 Measurements Issuer credit obligations, Asset-backed securities, and Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables. Cash equivalents and short-term investments: Consists of an U.S. Treasury security which is classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account assets and liabilities: Separate account assets are investments in bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets. Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies. Level 3 Measurements Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 31

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Note 5: Income Tax The Company files a stand-alone U.S. federal income tax return as it is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027. Current income tax expense consists of the following for the years ended December 31: 2025 2024 2023 Federal income tax expense (benefit) on operations $ (4,737) $ (7,409) $ 1,845 Federal income tax expense (benefit) on net realized capital gains (losses) 57 284 795 Federal income tax expense (benefit) $ (4,680) $ (7,125) $ 2,640 The 2025 change in net deferred income tax is comprised of the following: December 31, December 31, 2025 2024 Change Adjusted gross deferred tax assets $ 28,235 $ 20,234 $ 8,001 Total deferred tax liabilities (2,604) (1,248) (1,356) Net deferred tax asset (excluding nonadmitted) 25,631 18,986 6,645 Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments (12,684) Change in net deferred income tax $ (6,039) UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 32

The 2024 change in net deferred income tax is comprised of the following: December 31, December 31, 2024 2023 Change Adjusted gross deferred tax assets $ 20,234 $ 18,622 $ 1,612 Total deferred tax liabilities (1,248) (862) (386) Net deferred tax asset (excluding nonadmitted) $ 18,986 $ 17,760 1,226 Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments (8,210) Change in net deferred income tax $ (6,984) The 2023 change in net deferred income tax is comprised of the following: December 31, December 31, 2023 2022 Change Adjusted gross deferred tax assets $ 18,622 $ 16,638 $ 1,984 Total deferred tax liabilities (862) (557) (305) Net deferred tax asset (excluding nonadmitted) $ 17,760 $ 16,081 1,679 Tax effect of net unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments 2,213 Change in net deferred income tax $ 3,892 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 33

Reconciliation to U.S. Tax Rate The total statutory provision for income taxes for the years ended December 31, 2025, 2024, and 2023 differs from the amount computed by applying the U.S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation: 2025 2024 2023 Tax expense computed at federal corporate rate $ 2,867 $ 3,476 $ 2,616 Dividends received deduction (1,061) (1,907) (866) Energy tax credit - (649) - Foreign tax credit (136) (129) (138) Income tax benefit related to prior years 531 (115) (690) Nonadmitted assets 325 (261) (80) Interest maintenance reserve amortization (161) (185) (262) Amortization of deferred gain on reinsurance (1,007) (359) (1,817) Tax exempt investment income - (15) (17) Other 1 3 2 Total statutory income taxes $ 1,359 $ (141) $ (1,252) Federal income tax expense (benefit) $ (4,680) $ (7,125) $ 2,640 Change in net deferred income tax 6,039 6,984 (3,892) Total statutory income taxes $ 1,359 $ (141) $ (1,252) UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 34

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2025			December 31, 2024			Change		
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$20,968	$7,267	$28,235	$12,723	$7,511	$20,234	$8,245	$(244)	$8,001
Adjusted gross deferred tax assets	20,968	7,267	28,235	12,723	7,511	20,234	8,245	(244)	8,001
Deferred tax assets nonadmitted	12,671	7,267	19,938	7,260	7,511	14,771	5,411	(244)	5,167
Admitted deferred tax assets	8,297	-	8,297	5,463	-	5,463	2,834	-	2,834
Deferred tax liabilities	(239)	(2,365)	(2,604)	(299)	(949)	(1,248)	60	(1,416)	(1,356)
Net admitted deferred tax assets	$8,058	$(2,365)	$5,693	$5,164	$(949)	$4,215	$2,894	$(1,416)	$1,478

The nonadmitted deferred tax asset increased $5,167 in 2025 and $1,092 in 2024. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

35

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2025	2024	Change
Ordinary deferred tax assets:			
Deferred acquisition costs	$ 16,286	$ 8,257	$ 8,029
Life and accident and health reserves	3,111	3,820	(709)
Tax credit carry-forward	1,278	-	1,278
Policyholder dividends accrual	113	119	(6)
Other	180	527	(347)
Subtotal ordinary deferred tax assets	20,968	12,723	8,245
Nonadmitted ordinary deferred tax assets	12,671	7,260	5,411
Admitted ordinary deferred tax assets	8,297	5,463	2,834
Capital deferred tax assets:			
Investments	7,267	7,511	(244)
Nonadmitted capital deferred tax assets	7,267	7,511	(244)
Admitted capital deferred tax asset	-	-	-
Admitted deferred tax assets	8,297	5,463	2,834
Ordinary deferred tax liabilities:			
Investments	-	(33)	33
Deferred and uncollected premium	(67)	(76)	9
Guaranty fund liabilities	(172)	(190)	18
Total ordinary deferred tax liabilities	(239)	(299)	60
Capital deferred tax liabilities:			
Unrealized gains	(2,365)	(949)	(1,416)
Subtotal capital deferred tax liabilities	(2,365)	(949)	(1,416)
Total deferred tax liabilities	(2,604)	(1,248)	(1,356)
Net admitted deferred tax asset	$ 5,693	$ 4,215	$ 1,478

36

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2025			December 31, 2024			Change		
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	5,693	-	5,693	4,215	-	4,215	1,478	-	1,478
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	5,693	-	5,693	4,215	-	4,215	1,478	-	1,478
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	17,431	-	17,431	18,061	-	18,061	(630)	-	(630)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	2,604	-	2,604	1,248	-	1,248	1,356	-	1,356
Admitted deferred tax asset	$ 8,297	$ -	$ 8,297	$ 5,463	$ -	$ 5,463	$ 2,834	$ -	$ 2,834

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity)	735%	771%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$ 116,209	$ 124,005

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The impact of tax planning strategies as of December 31, 2025 is shown in the following table: December 31, 2025 Ordinary Capital Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage Adjusted gross DTAs $ 20,968 $ 7,267 Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies 0.0% 0.0 % Net admitted adjusted gross DTAs 8,297 - Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies 5.5% 0.0 % The impact of tax planning strategies as of December 31, 2024, is shown in the following table: December 31, 2024 Ordinary Capital Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage Adjusted gross DTAs $ 12,723 $ 7,511 Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies 0.0% 0.0 % Net admitted adjusted gross DTAs 5,463 - Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies 15.3% 0.0 % Other Tax Items As of December 31, 2025, the Company has general business carryforwards of $1,278. These credits will expire in year 2045. As of December 31, 2025 and 2024, the Company did not have any federal capital loss or operating loss. Income taxes incurred in 2025, 2024, and 2023 of $56, $282, and $303, respectively, are available for recoupment in the event of future capital losses. The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 38

The Company did not have any tax contingencies as of December 31, 2025 and 2024 and has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date. The Company recognizes interest and penalties accrued related to tax contingencies, if any, in income tax expense in the statutory basis statements of operations. The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for the years ended before 2022. The corporate alternative minimum tax is effective for tax years after 2022. The Company has determined that it is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation for the 2025 tax year. Note 6: Related Party Transactions In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are settled periodically, with certain transactions settled daily. CMFG Life and other affiliates allocated expenses to the Company of $6,973, $6,428, and $9,187 in 2025, 2024, and 2023, respectively. Additionally, the Company was reimbursed $159 and $272 in 2025 and 2023, respectively. The Company has no reimbursements in 2024. The Company had an outstanding payable to CMFG Life for expense sharing transactions, which is netted and included within receivables from affiliates, of $2,552 as of December 31, 2025. The Company had an outstanding payable to CMFG Life for expense sharing transactions, which is included in payables to affiliates, of $1,482 as of December 31, 2024. The Company hires MEMBERS Capital Advisors, Inc. (“MCA”), as its investment advisor for most of its portfolio, which is 100% owned by CUNA Mutual Investment Corporation, an affiliate, to manage substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded investment management fees totaling $943, $1,081, and $1,114 in 2025, 2024, and 2023, respectively. Pursuant to agreements used for cash management, the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest expense related to the cash management agreement of $166, $586, and $69 in 2025, 2024, and 2023, respectively. The Company recorded affiliated interest income of $127, $208, and $563 in 2025, 2024, and 2023, respectively, related to the cash management agreement. The Company had outstanding lending to CMFG Life, which is included in receivables from affiliates, of $42,971 and $785 at December 31, 2025 and December 31, 2024, respectively. The Company received a capital contribution from CMFG Life of $10,000 in 2025. The Company paid CMFG Life extraordinary dividends of cash and debt securities of $20,000 and $25,000 in 2025 and 2024, respectively. In 2023, the Company paid CMFG Life dividends of debt securities of $8,000. The Company received timely approval from the Insurance Department for all extraordinary dividends. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 39

Note 7: Reinsurance The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2025, 2024, and 2023. 2025 2024 2023 Premiums earned: Direct $ 108,486 $ 116,913 $ 121,845 Assumed premiums 1,339 1,497 1,651 Ceded to non-affiliates (108,084) (116,452) (121,335) Premiums and other considerations $ 1,741 $ 1,958 $ 2,161 Benefits and surrender expenses: Direct $ 539,944 $ 526,227 $ 519,456 Assumed from non-affiliates 22,798 23,204 24,456 Ceded to non-affiliates (504,910) (489,272) (482,276) Benefits and surrender expenses, net of reinsurance $ 57,832 $ 60,159 $ 61,636 Decrease in policy reserves: Direct $ (12,376) $ (89,845) $ (146,006) Assumed from non-affiliates (13,739) (13,107) (13,683) Ceded to non-affiliates (10,233) 66,352 122,640 Decrease in policy reserves, net of reinsurance $ (36,348) $ (36,600) $ (37,049) Policy reserves and claim liabilities of $493,527 and $532,031 as of December 31, 2025 and 2024, respectively, are net of reinsurance balances ceded. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 40

The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits business as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2025, 2024, and 2023 was $929, $610, and $1,021, respectively. The Company ceded premiums of $2,704, $4,420, and $3,496 during the years ended December 31, 2025, 2024, and 2023, respectively, related to this agreement. In addition, as of December 31, 2025 and 2024, total ceded reserves related to this agreement were $242,217 and $278,525, respectively. The Company assumed premium from IA American Life Insurance Company, a former affiliate, of $1,148, $1,309, and $1,629 for the years ended December 31, 2025, 2024, and 2023, respectively, and reserves of $196,657 and $208,290 as of December 31, 2025 and 2024, respectively. The Company entered into a reinsurance agreement with Talcott Resolution for the sale of the FFG division, which sold variable life insurance and annuity products as discussed in Note 1. The ceded reserves related to this agreement were $398,764 and $417,000 as of December 31, 2025 and 2024, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company’s individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts. The Company divested its LTC operations to John Hancock as discussed in Note 1. Under this reinsurance agreement, the Company ceded $49,325, $51,520, and $53,299 of premiums to John Hancock during the years ended December 31, 2025, 2024, and 2023, respectively. The ceded reserves related to this agreement were $2,487,376 and $2,410,760, including $450,103 and $431,013 of premium deficiency reserves, as of December 31, 2025 and 2024, respectively. In the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 41

Note 8: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2025, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows: Individual Annuities Separate Separate General Account with Account % of December 31, 2025 Account Guarantees Nonguaranteed Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ - $ 30,688 $ - $ 30,688 4.5% At book value less surrender charge of 5% or more - - - - 0.0% At market value - - 470,160 470,160 68.2% Total with adjustment or at market value - 30,688 470,160 500,848 72.7% At book value with minimal or no charge adjustment 128,045 - - 128,045 18.6% Not subject to discretionary withdrawal 35,652 - 24,584 60,236 8.7% Gross annuity reserves and deposit liabilities 163,697 30,688 494,744 689,129 100.0% Ceded reserves 150,447 - - 150,447 Total net annuity reserves and deposit liabilities $ 13,250 $ 30,688 $ 494,744 $ 538,682 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 42

Group Annuities Separate Separate General Account with Account % of December 31, 2025 Account Guarantees Nonguaranteed Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ - $ 17,297 $ - $ 17,297 13.1% At market value - - 112,153 112,153 84.8% Total with adjustment or at market value - 17,297 112,153 129,450 97.9% At book value with minimal or no charge adjustment 2,755 - - 2,755 2.1% Gross annuity reserves and deposit liabilities 2,755 17,297 112,153 132,205 100.0% Ceded reserves 59 - - 59 Total net annuity reserves and deposit liabilities $ 2,696 $ 17,297 $ 112,153 $ 132,146 Deposit-Type Contracts Separate Separate General Account with Account % of December 31, 2025 Account Guarantees Nonguaranteed Total Total At book value with minimal or no charge adjustment $ 17,802 $ - $ - $ 17,802 100.0% Not subject to discretionary withdrawal - - - - 0.0% Gross annuity reserves and deposit liabilities 17,802 - - 17,802 100.0% Reinsurance ceded 1,395 - - 1,395 Total net annuity reserves and deposit liabilities $ 16,407 $ - $ - $ 16,407 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 43

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2024, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows: Individual Annuities Separate Separate General Account with Account % of December 31, 2024 Account Guarantees Nonguaranteed Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ - $ 32,242 $ - $ 32,242 4.5% At book value less surrender charge of 5% or more 12 - - 12 0.0% At market value - - 478,993 478,993 67.4% Total with adjustment or at market value 12 32,242 478,993 511,247 71.9% At book value with minimal or no charge adjustment 140,823 - - 140,823 19.8% Not subject to discretionary withdrawal 34,948 - 23,699 58,647 8.3% Gross annuity reserves and deposit liabilities 175,783 32,242 502,692 710,717 100.0% Ceded reserves 162,265 - - 162,265 Total net annuity reserves and deposit liabilities $ 13,518 $ 32,242 $ 502,692 $ 548,452 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 44

Group Annuities Separate Separate General Account with Account % of December 31, 2024 Account Guarantees Nonguaranteed Total Total Subject to discretionary withdrawal - lump sum: With market value adjustment $ - $ 19,705 $ - $ 19,705 14.2% At market value - - 115,766 115,766 83.7% Total with adjustment or at market value - 19,705 115,766 135,471 97.9% At book value with minimal or no charge adjustment 2,918 - - 2,918 2.1% Gross annuity reserves and deposit liabilities 2,918 19,705 115,766 138,389 100.0% Ceded reserves 56 - - 56 Total net annuity reserves and deposit liabilities $ 2,862 $ 19,705 $ 115,766 $ 138,333 Deposit-Type Contracts Separate Separate General Account with Account % of December 31, 2024 Account Guarantees Nonguaranteed Total Total At book value with minimal or no charge adjustment $ 17,595 $ - $ - $ 17,595 100.0% Not subject to discretionary withdrawal - - - - 0.0% Gross annuity reserves and deposit liabilities 17,595 - - 17,595 100.0% Reinsurance ceded 1,414 - - 1,414 Total net annuity reserves and deposit liabilities $ 16,181 $ - $ - $ 16,181 UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 45

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table shows policy liabilities associated with the Company's annuity products as of December 31:

	2025	2024
Annuities	$ 15,946	$ 16,380
Deposit-type contracts	16,407	16,181
Annuity reserves from the separate accounts	654,882	670,405
Total annuity reserves	$ 687,235	$ 702,966

The following table shows life reserves by withdrawal characteristics at December 31, 2025:

	General Account			Separate Account - Non-Guaranteed		
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:						
Term policies with cash value	$ 41,645	$ 62,361	$ 63,637	$ -	$ -	$ -
Universal life	65,148	65,149	73,019	-	-	-
Other permanent cash value life insurance	-	461,762	487,249	-	-	-
Variable universal life	107,658	106,607	111,333	1,363,698	1,363,698	1,363,698
Miscellaneous reserves	-	15,276	17,484	-	-	-
Not subject to discretionary withdrawal or no cash values:						
Term policies without cash value	-	-	3,580	-	-	-
Accidental death benefits	-	-	402	-	-	-
Disability - active lives	-	-	181	-	-	-
Disability - disabled lives	-	-	51,007	-	-	-
Miscellaneous reserves	-	-	6,258	-	-	-
Gross reserves before reinsurance	214,451	711,155	814,150	1,363,698	1,363,698	1,363,698
Ceded reinsurance	214,451	271,500	346,715	-	-	-
Net reserves	$ -	$ 439,655	$ 467,435	$1,363,698	$1,363,698	$1,363,698

46

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2024:

	General Account			Separate Account - Non-Guaranteed		
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:						
Term policies with cash value	$ 43,818	$ 65,012	$ 66,404	$ -	$ -	$ -
Universal life	68,573	68,575	76,817	-	-	-
Other permanent cash value life insurance	-	496,698	524,518	-	-	-
Variable universal life	108,014	106,173	111,382	1,290,191	1,290,191	1,290,191
Miscellaneous reserves	-	15,171	17,476	-	-	-
Not subject to discretionary withdrawal or no cash values:						
Term policies without cash value	-	-	3,895	-	-	-
Accidental death benefits	-	-	460	-	-	-
Disability - active lives	-	-	204	-	-	-
Disability - disabled lives	-	-	56,915	-	-	-
Miscellaneous reserves	-	-	6,541	-	-	-
Gross reserves before reinsurance	220,405	751,629	864,612	1,290,191	1,290,191	1,290,191
Ceded reinsurance	220,405	278,606	361,367	-	-	-
Net reserves	$ -	$ 473,023	$ 503,245	$1,290,191	$1,290,191	$1,290,191

The following table shows policy liabilities associated with the Company's life products as of December 31:

	2025	2024
Life	$ 463,718	$ 499,272
Miscellaneous	3,717	3,973
Life reserves from the separate accounts	1,363,698	1,290,191
Total life insurance reserves	$ 1,831,133	$1,793,436

47

Note 9: Statutory Financial Data and Dividend Restrictions RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2025 and 2024, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC. USIC is subject to statutory regulations as to maintenance of capital and surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $19,157 in stockholder dividends in 2026 without the approval of the Insurance Department. Note 10: Commitments and Contingencies Investment Commitments The Company has the following investment commitments outstanding at December 31: 2025 2024 Limited partnerships $ 86,570 $ 79,680 Total investment commitments $ 86,570 $ 79,680 Insurance Guaranty Funds The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2025 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $91 and $149 at December 31, 2025 and 2024, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $761 and $891 as of December 31, 2025 and 2024, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 48

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows: 2025 2024 Asset recognized from paid and accrued premium tax offsets prior year-end $ 891 $ 1,055 Decreases: Premium tax offset applied 238 226 Accrued assessments 47 143 Total decreases 285 369 Increases: Creditable guaranty fund assessments paid 155 205 Total increases 155 205 Asset recognized from paid and accrued premium tax offsets year-end $ 761 $ 891 Legal Matters Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable. These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 49

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

Note 11: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2025	2024
Nonadmitted assets:		
Net deferred tax asset	$ (19,937)	$ (14,771)
Debit suspense balance	(185)	(1,676)
Other	(398)	(295)
Total nonadmitted assets deducted from surplus	$ (20,520)	$ (16,742)
Asset valuation reserve deducted from surplus	$ (16,076)	$ (10,456)
Deferred gain on sale of FFG	2,424	6,200
Deferred gain on reinsurance with Sun Life	5,555	6,485
Unrealized capital gains, net of tax (2025 - $2,365, 2024 - $949)	8,897	3,570

Note 12: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2025		2024	
	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$ 535	$ 320	$ 608	$ 364
Total	$ 535	$ 320	$ 608	$ 364

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 13: Separate Accounts

The general account of the Company had no separate account guarantees as of December 31, 2025 or 2024.

Separate accounts held by the Company represent policyholder funds for variable annuity and variable universal life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include bonds and short-term investments, which are carried at estimated fair value.

In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution.

50

UNION SECURITY INSURANCE COMPANY
Notes to Statutory Basis Financial Statements
($ in 000s)

The separate account assets legally insulated and not legally insulated from the general account as of December 31, 2025 and 2024 are attributed to the following products/transactions:

	2025		2024	
	Separate Account		Separate Account	
	Legally Insulated Assets	Assets Not Legally Insulated	Legally Insulated Assets	Assets Not Legally Insulated
Individual variable annuity	$ 607,355	$ -	$ 619,210	$ -
Variable universal life	1,364,709	-	1,291,130	-
Modified guarantee contracts	-	93,825	-	89,482
Total assets	$ 1,972,064	$ 93,825	$ 1,910,340	$ 89,482

The Company's separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information relating to the Company's separate account business as of December 31 is set forth in the tables below:

	2025			2024		
	Non-Indexed with Guarantees Less Than/ Equal to 4%	Non-Guaranteed	Total	Non-Indexed with Guarantees Less Than/ Equal to 4%	Non-Guaranteed	Total
Reserves for accounts with assets at fair value	$ 47,985	$ 1,970,595	$ 2,018,580	$ 51,946	$ 1,908,648	$ 1,960,594
Reserves with assets subject to discretionary withdrawal:						
At fair value	-	1,970,595	1,970,595	-	1,908,648	1,908,648
With market value adjustment	47,985	-	47,985	51,948	-	51,948
Subtotal separate account liabilities	$ 47,985	$ 1,970,595	$ 2,018,580	$ 51,948	$ 1,908,648	$ 1,960,596
Transfer to separate accounts			47,309			39,228
Total separate account liabilities			$ 2,065,889			$ 1,999,824

51

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended: 2025 2024 Transfers to separate accounts $ 28,351 $ 30,193 Transfers from separate accounts (158,649) (156,307) Net transfers from separate accounts (130,298) (126,114) Reinsurance ceded 130,298 126,114 Transfers as reported in the statements of operations $ - $ - Note 14: Reconciliation to 2025 and 2024 Annual Statements As reported in 2025 USIC As reported Statutory in 2025 Basis USIC Financial Annual Statements Statements Difference Statutory basis statements of cash flows Cash from investing activities Proceeds from investments sold, matured or repaid Bonds and notes 103,284 98,470 4,814 Stocks - 4,814 (4,814) Total investment proceeds 111,261 111,261 - UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 52

As reported in 2024 USIC As reported Statutory in 2024 Basis USIC Financial Annual Statements Statements Difference Statutory basis statements of admitted assets, liabilities and capital and surplus Deferred gains $ 12,685 $ - $ 12,685 Unassigned surplus 30,648 43,333 (12,685) Total capital and surplus 128,219 128,219 - Statutory basis statements of operations Commission and fee income $ 16,398 $ 13,576 $ 2,822 Total income 57,026 54,204 2,822 Net income 23,773 20,951 2,822 Statutory basis statements of changes in capital and surplus Net income $ 23,773 $ 20,951 $ 2,822 Amortization of gain on reinsurance (see Note 7) (610) 2,212 (2,822) Capital and surplus at end of year 128,219 128,219 - Note 15: Subsequent Events The Company evaluated subsequent events through March 27, 2026, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements. UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s) __________________________________________________________________________________________ 53

Supplemental Schedules UNION SECURITY INSURANCE COMPANY Supplemental Schedules December 31, 2025 __________________________________________________________________________________________ 54

Net investment income earned: Government bonds $ 12 Bonds exempt from U.S. tax - Other bonds (unaffiliated) 24,820 Bonds of affiliates - Preferred stocks (unaffiliated) 1,449 Preferred stocks of affiliates - Common stocks (unaffiliated) - Common stocks of affiliates - Mortgage loans 6,907 Real estate - Premium notes, contract loans and liens 162 Cash - Cash equivalents 643 Short-term investments - Other invested assets 368 Derivatives - Aggregate write-ins for net investment income 127 Gross net investment income $ 34,488 Real estate owned - book value less encumbrances (excluding home office) Mortgage loans - book value: Farm mortgages $ - Residential mortgages - Commercial mortgages 118,616 Total mortgage loans $ 118,616 Mortgage loans by standing - book value: Good standing $ 118,616 Good standing with restructured terms - Interest overdue more than three months, not in foreclosure - Foreclosure in process - Other long-term assets-statement value 70,579 Collateral loans - Bonds and stocks of parents, subsidiaries and affiliates - book value Bonds - Preferred stocks - Common stocks - UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2025 (000s omitted) __________________________________________________________________________________________ 55

Bonds and short-term investments by class and maturity: Bonds by maturity - statement value Due within one year or less $ 27,983 Over 1 year through 5 years 77,719 Over 5 years through 10 years 84,767 Over 10 years through 20 years 141,000 Over 20 years 67,035 Total by maturity $ 398,504 Bonds by class - statement value Class 1 $ 264,300 Class 2 126,422 Class 3 7,782 Class 4 - Class 5 - Class 6 - Total by class $ 398,504 Total bonds publicly traded 336,382 Total bonds privately placed 62,122 Preferred stocks - statement value 22,625 Common stocks - market value - Short-term investments - book value - Options, caps & floors - statement value - Options, caps & floors written and in force - statement value (excluding liabilities) - Collar, swap & forward agreements open - statement value - Futures contracts open - current value (excluding liabilities) - Cash 1,706 Cash equivalents 7,518 UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2025 (000s omitted) __________________________________________________________________________________________ 56

Life insurance in force: Industrial $ 20,040 Ordinary 5,860,691 Group life 404,708 Amount of accidental death insurance in force under ordinary policies 71,869 Life insurance policies with disability provisions in force: Ordinary 2,569 Group life 3,986 Supplementary contracts in-force: Ordinary - not involving life contingencies: Amount on deposit 2,911 Amount of income payable - Ordinary - involving life contingencies: Amount on deposit - Amount of income payable 5 UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2025 (000s omitted) __________________________________________________________________________________________ 57

Annuities: Ordinary Immediate - amount of income payable $ 4,386 Deferred - fully paid - account balance 625,168 Deferred - not fully paid - account balance 3,952 Accident and health insurance - premium in force Group 855 Credit - Other 83,631 Dividend accumulations - account balance 13,583 Claim payments 2025 Group accident and health - year ended December 31 2025 58 2024 19 2023 67 2022 17 2021 3 Prior 2 Other accident and health 2025 262 2024 566 2023 701 2022 390 2021 232 Prior 129 Obligations under securities lending - UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2025 (000s omitted) __________________________________________________________________________________________ 58

UNION SECURITY INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2025
(000s omitted)

Investment Categories	Gross Investment Holdings	Admitted Invested Assets Reported in the Annual Statement Amount	Percentage
Issuer credit obligations (Schedule D, Part 1, Section 1):			
U.S. government obligations	$ 1,031	$ 1,031	0.2%
Other U.S. government obligations	-	-	0.0%
Non-U.S. sovereign jurisdiction securities	-	-	0.0%
Municipal bonds - general obligations (direct & guaranteed)	7,522	7,522	1.2%
Municipal bonds - special revenue	26,161	26,161	4.3%
Project finance bonds issued by operating entities	5,000	5,000	0.8%
Corporate bonds	236,687	236,687	38.0%
Mandatory convertible bonds	-	-	0.0%
Single entity backed obligations	-	-	0.0%
SVO-Identified bond exchange traded funds - fair value	-	-	0.0%
SVO-Identified bond exchange traded funds - systematic value	-	-	0.0%
Bonds issued by funds representing operating entities	17,703	17,703	2.8%
Bank loans - issued	-	-	0.0%
Bank loans - acquired	-	-	0.0%
Mortgages loans that qualify as SVO-Identified credit tenant loans	4,032	4,032	0.6%
Certificates of deposit	-	-	0.0%
Other issuer credit obligations	-	-	0.0%
Total issuer credit obligations	298,136	298,136	47.9%
Asset-backed securities (Schedule D, Part 1, Section 2):			
Financial asset-backed securities - self-liquidating	94,071	94,071	15.1%
Financial asset-backed securities - not self-liquidating	4,034	4,034	0.6%
Non-financial asset-backed securities	2,263	2,263	0.4%
Total asset-backed securities	100,368	100,368	16.1%
Preferred stocks (Schedule D, Part 2, Section 1):			
Industrial and miscellaneous (unaffiliated)	22,625	22,625	3.6%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	22,625	22,625	3.6%
Common stocks (Schedule D, Part 2, Section 2):			
Industrial and miscellaneous - publicly traded (unaffiliated)	-	-	0.0%
Industrial and miscellaneous - Other (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates - publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - other	-	-	0.0%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Closed-end funds	-	-	0.0%
Exchange traded funds	-	-	0.0%
Total common stocks	-	-	0.0%
Mortgage loans (Schedule B):			
Farm mortgages	-	-	0.0%
Residential mortgages	-	-	0.0%
Commercial mortgages	118,616	118,616	19.0%
Mezzanine real estate loans	-	-	0.0%
Total valuation allowance	-	-	0.0%
Total mortgage loans	118,616	118,616	19.0%

59

Real estate (Schedule A): Properties occupied by company - - 0.0% Properties held for production of income - - 0.0% Properties held for sale - - 0.0% Total real estate - - 0.0% Cash, cash equivalents and short-term investments: Cash (Schedule E, Part 1) 1,706 1,706 0.3% Cash equivalents (Schedule E, Part 2) 7,518 7,518 1.2% Short-term investments (Schedule DA) - - 0.0% Total cash, cash equivalents and short-term investments 9,224 9,224 1.5% Contract loans 3,319 3,283 0.5% Derivatives (Schedule DB) - - 0.0% Other invested assets (Schedule BA) 70,579 70,579 11.4% Receivable for securities - - 0.0% Securities lending (Schedule DL, Part 1) - - 0.0% Other invested assets (Page 2, Line 11) - - 0.0% Total invested assets $ 622,867 $ 622,831 100.0% UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2025 (000s omitted) __________________________________________________________________________________________ 60

1. USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R. 2. USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period. 3. USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company. 4. USIC has not ceded any risk during the period ended December 31, 2025 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R. 5. USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP. UNION SECURITY INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2025 __________________________________________________________________________________________ 61